SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 27, 2002
                                                          --------------



                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
              Exact name of registrant as specified in its charter




      DELAWARE                    File No. 1-8989           13-3286161
      --------                    ---------------           ----------
     (State or other             (Commission File          (IRS Employer
      jurisdiction of             Number)                   Identification
      incorporation)                                        Number)


            383 Madison Avenue, New York, New York         10179
            -------------------------------------------------------
            (Address of principal executive offices)     (zip code)


       Registrant's telephone number, including area code: (212) 272-2000
                                                           --------------




                                 Not Applicable
                                 --------------
          (former name or former address, if changed since last report)


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Item 5. Other Events
        ------------

Filed herewith is a copy of The Bear Stearns Companies Inc. (the "Company") Press Release, dated March 27, 2002, announcing its regular quarterly cash dividend on its outstanding shares of common stock.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

                  (a)   Financial Statements of business acquired:

                           Not applicable.

                  (b)   Pro Forma financial information:

                           Not applicable.

                  (c)   Exhibit:

                          (99)     Press Release, dated March 27, 2002.



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                                    Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          THE BEAR STEARNS COMPANIES INC.



                                          By:     /s/ Marshall J Levinson
                                                 ------------------------
                                                  Marshall J Levinson
                                                  Controller
                                                 (Principal Accounting Officer)

Dated:   April 1, 2002



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                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT


                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                Description
-----------                -----------

(99)                       Press Release, dated March 27, 2002



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Immediate Release

Contact: Elizabeth Ventura (212) 272-9251
         Kerri Kelly       (212) 272-2529


                         THE BEAR STEARNS COMPANIES INC.
                    DECLARES $0.15 COMMON STOCK CASH DIVIDEND


NEW YORK -March 27, 2002- The Bear Stearns Companies Inc. (NYSE: BSC) today announced its regular quarterly cash dividend on its outstanding shares of common stock.

The Board of Directors declared a regular, quarterly cash dividend of 15 cents per share on the outstanding shares of common stock, payable April 30, 2002 to stockholders of record on April 16, 2002.

Founded in 1923, The Bear Stearns Companies Inc. (NYSE: BSC) is the parent company of Bear, Stearns & Co. Inc., a leading investment banking and securities trading and brokerage firm serving governments, corporations, institutions and individuals worldwide. With approximately $31.1 billion in total capital, the company's business includes corporate finance and mergers and acquisitions, institutional equities and fixed income sales, trading and research, private client services, derivatives, foreign exchange and futures sales and trading, asset management and custody services. Through Bear, Stearns Securities Corp., it offers prime broker and broker dealer clearing services, including securities lending. Headquartered in New York City, the company has approximately 10,500 employees worldwide. For additional information about Bear Stearns, please visit our Web site at http://www.bearstearns.com.



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